UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 8, 2020

Commission File Number: 001-36568

HEALTHEQUITY, INC.

Delaware	001-36568	52-2383166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 West Scenic Pointe Drive

Suite 100

Draper, Utah 84020

(801) 727-1000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HQY	The NASDAQ Global Select Market

Item 1.01	Entry into a Definitive Material Agreement

On July 8, 2020, HealthEquity, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and the other several underwriters named therein (the “Underwriters”). Pursuant to the terms of the Underwriting Agreement, the Company agreed to sell, and the Underwriters agreed to purchase, subject to and on the conditions set forth therein, an aggregate of 4,600,000 shares of the Company’s common stock. The Company has also granted the Underwriters an option to purchase up to an additional 690,000 shares of the Company’s common stock. The Company estimates that the net proceeds from the offering will be approximately $249.5 million, or approximately $287 million if the Underwriters exercise in full their option to purchase additional shares of the Company’s common stock after deducting the estimated discount to the Underwriters and the related fees and expenses of the offering.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-227231), including the prospectus dated September 7, 2018 as supplemented by the prospectus supplement dated July 8, 2020.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The above description is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 8, 2020, by and among HealthEquity, Inc., Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and the other several underwriters named therein.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHEQUITY, INC.

By:	/s/ Darcy Mott
Darcy Mott
Executive Vice President and Chief Financial Officer

Dated: July 9, 2020

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